FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
          This First Amendment to Loan and Security Agreement made as of the 22nd day of November, 1999 (this "Amendment") by and between NEW BRUNSWICK SCIENTIFIC CO., INC. (the "Borrower"), a corporation organized under the laws of the State of New Jersey, having an address at 44 Talmadge Road, Edison, New Jersey 08818-4005 and FIRST UNION NATIONAL BANK (the "Bank"), a national banking association formed under the laws of the United States of America, having an office at 370 Scotch Road, West Trenton, New Jersey 08628.
                              W I T N E S S E T H:
                              -------------------
          WHEREAS, the Bank and the Borrower previously entered into commercial lending arrangements in accordance with the terms and conditions of a certain Loan and Security Agreement dated April 1, 1999 (the "Agreement"); and
          WHEREAS, in connection with the Borrower receiving a certain Incremental Term Loan (as defined in the Agreement), and subject to the terms and conditions hereinafter set forth, the parties hereto have agreed to amend the terms of the Agreement.
          NOW, THEREFORE, for and in consideration of mutual covenants and agreements herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:
1. The following definitions are hereby added to Subsection 1.1 of the Agreement to read as follows:
"First  Amendment":  That certain First Amendment to Loan and Security Agreement
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dated  November  22,  1999  by  and  between  the  Borrower  and  the  Bank.

"Borrower's  Guaranty":  That  certain Guaranty dated November 22, 1999 from the
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Borrower  in  favor of the Bank with respect to the obligations of New Brunswick
Scientific  of  Delaware,  Inc.
"Second  Mortgage":  The Mortgage executed by the Borrower, substantially in the
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form  of  Exhibit  A  to  the  First  Amendment,  as  may  be amended, restated, substituted  for  and/or  extended  from  time  to  time.

2. The following definitions contained in Subsection 1.1 of the Agreement is hereby amended to read as follows:
"Loan  Documents":  This Agreement, the Master Note, the Incremental Term Notes,
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the  Equipment  Line  of  Credit  Note,  the  Equipment Term Notes, the Power of
Attorney,  the  Mortgage,  the  Second  Mortgage,  the Assignment of Rents, each
Landlord's/Warehousemen's Agreement, the UCC-1 Financing Statements, the Borrower's Guaranty, and any other document, instrument or writing executed and delivered pursuant hereto or thereto (excluding Swap Agreements), and all as amended, restated, substituted for and/or extended from time to time. "Permitted Liens": (i) Liens with respect to equipment which is the subject of
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capitalized  leases  or  purchase money financing to the extent permitted by the terms  of  Subsection  9.23(a)(ii),  (ii)  those Liens described in Schedule 1.1
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annexed  hereto,  (iii) Liens with respect to assets which are the subject of an acquisition permitted by the terms hereof and securing indebtedness permit under Subsection 9.23(a)(iii) hereof and (iv) any Liens in favor of the Bank. "Premises": The real estate located at 44 Talmadge Road, Edison, New Jersey, as
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more  particularly  described  on  Schedule  A  to  the  Mortgage and the Second
Mortgage,  which  description  is  incorporated  herein  by  reference.
3.     Subsection  8.9  of  the  Agreement is hereby amended to read as follows:
8.9  Title  to  Properties,  Priority  of  Liens.  The  Borrower  has  good  and
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marketable  title  in all of its properties and assets which it purports to own,
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free  of  all  Liens  except  for Permitted Liens, and the Borrower has granted, subject to the provisions of Subsection 6.1 hereof, to the Bank a valid perfected first lien in the Collateral (exclusive of the Premises). With respect to the Premises, the Borrower has granted, pursuant to the Mortgage and the Second Mortgage, first and second mortgage liens, respectively. Since the Mortgage and the Second Mortgage are Permitted Liens, language in the Mortgage or the Second Mortgage stating that the Borrower is to "promptly discharge all liens, claims and encumbrances on the Premises" is not intended to apply to the Mortgage and the Second Mortgage.

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4.     The last sentence of Subsection 9.6 of the Agreement is hereby amended to read  as  follows:
Notwithstanding the foregoing, the Borrower shall, subject to the terms, conditions and limitations of the Mortgage and Second Mortgage, have the right to utilize certain insurance proceeds to repair or replace damaged or destroyed improvements at the Premises.
5. The first sentence of Subsection 9.23(o) of the Agreement is hereby amended to read as follows:
Borrower shall, at all times, maintain a ratio of Total Net Assets of Borrower divided by Total Assets of Borrower and Subsidiaries of not less than .60 to 1.00.
6. Borrower shall pay on demand all reasonable expenses and expenditures of the Bank, including, without limitation, reasonable attorneys' fees and expenses incurred or paid by the Bank in connection with this Amendment and all other documents delivered in connection herewith.
7. This Amendment has been duly executed and delivered by the parties hereto, and the Agreement, as amended hereby, and all other documents executed in connection with the Agreement and this Amendment, as amended, constitute legal, valid and binding obligations of the parties thereto in accordance with their terms.
8. The parties hereto confirm and agree that, except as modified or changed by virtue of this Amendment and the other documents delivered in connection herewith, the Agreement and the other documents executed in connection with the Agreement and this Amendment are and shall remain in full force and effect, and that the parties hereto each are and shall be entitled to all rights and interests and subject to all liabilities created thereunder and hereunder.
9. All capitalized terms contained in this Amendment shall have the same meanings ascribed to them in the Agreement.

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10.     This  Amendment  may  be  executed  in one or more counterparts, each of which  shall  constitute  one  and  the  same  Amendment.
     IN WITNESS WHEREOF, the parties hereunto set their hands and cause these presents to be signed by the authorized officers on the date and year first above mentioned.

                                   NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.

                                   BY:____________________________________
                                        EZRA  WEISMAN,  President



                                   FIRST  UNION  NATIONAL  BANK



                                   BY:_____________________________________

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                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Second Amendment to Loan and Security Agreement made as of the 3rd day of August, 2000 (this "Amendment") by and between NEW BRUNSWICK SCIENTIFIC CO., INC. (the "Borrower"), a corporation organized under the laws of the State of New Jersey, having an address at 44 Talmadge Road, Edison, New Jersey 08818-4005 and FIRST UNION NATIONAL BANK (the "Bank"), a national banking association formed under the laws of the United States of America, having an office at 370 Scotch Road, West Trenton, New Jersey 08628.
                              W I T N E S S E T H:
                              -------------------
     WHEREAS, the Bank and the Borrower previously entered into commercial lending arrangements in accordance with the terms and conditions of a certain Loan and Security Agreement dated April 1, 1999, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 22, 1999 between the same parties (the "Agreement");
     WHEREAS, the Borrower is not in compliance with certain financial covenants and anticipates not being in compliance with certain other financial covenants contained in the Agreement as a result of unanticipated operating losses and a certain non-cash write-down involving a certain investment of the Borrower; and WHEREAS, the Borrower has requested the Bank, and the Bank has agreed, to waive said noncompliance and to amend certain of said covenants, subject to the terms and conditions hereinafter set forth.
NOW, THEREFORE, for and in consideration of mutual covenants and agreements herein contained, and other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows:

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1.     The  following  definitions  are  hereby  added  to Subsection 1.1 of the
Agreement  to  read  as  follows:
"Second  Amendment":  That  certain  Second  Amendment  to  Loan  and  Security
 -----------------
Agreement  dated  as  June  30,  2000  by and between the Borrower and the Bank.
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2.     Subsection 9.23(l) of the Agreement is hereby amended to read as follows:
(l)     Debt  Service Coverage Ratio of Borrower and Subsidiaries.  Borrower and
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its  Subsidiaries, on a consolidated basis, shall, at all times, maintain a Debt
Service Coverage Ratio of not less than 1.30 to 1.00; provided that the Bank shall not measure such Debt Service Coverage Ratio as of September 30, 2000. For the purposes of this Subsection 9.23(l), "Debt Service Coverage Ratio" shall be computed on a rolling four quarter basis (excluding, however, the losses for DGI for the fiscal year ending 1998) and shall mean the sum of net income (adjusted for any noncash losses, to the extent of the Borrower's investment in DGI, resulting from equity offerings of the Borrower's ownership interest in DGI, whereby said interest is reduced from 80% to between 50% and 20%) plus interest expense plus income tax expense minus income tax benefit plus depreciation and amortization plus rental or lease (capital and operating) payments payable or guaranteed by the Borrower, minus dividends paid for the previous four consecutive quarters, plus the non-cash write-down related to the Borrower's investment in Organica, Inc. in an amount up to $967,000 divided by interest expense for the previous four consecutive quarters plus the current maturities of long term debt plus current maturities of capital leases, plus rental or lease (capital or operating) payments payable or guaranteed by the Borrower for the previous four consecutive quarter, as reflected on the Borrower's current financial statements. This ratio shall be tested quarterly.
3.     Subsection 9.23(m) of the Agreement is hereby amended to read as follows:
(m)     Net  Worth of Borrower and Subsidiaries.  Borrower and its Subsidiaries,
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on a consolidated basis, shall at all times maintain a Net Worth of at least (i)
$28,500,000 for the period commencing on the date hereof and ending December 31, 2000 and (ii) for each fiscal year thereafter, the minimum Net Worth of the Borrower and its Subsidiaries, on a consolidated basis, shall increase by not less than 85% of net income for the immediately preceding fiscal year just ended (with no reduction for losses), provided that with respect to the quarterly period ending September 30, 2000 the Net Worth of the Borrower and its Subsidiaries, on a consolidated basis, shall be no less than $27,750,000. For

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the  purposes  of  this Subsection 9.23(m), "Net Worth" shall mean total assets, plus negative or minus positive "currency translation adjustment" as reflected on the Borrower's balance sheet as of the end of the fiscal quarter being tested minus Total Liabilities (as defined in Subsection 9.23(n) hereof). For the purposes of this calculation, loans (except as permitted by Subsection 9.23(h)(i) and advances, investments and contributions to persons other than the Borrower, shall be subtracted from total assets. This ratio shall be tested quarterly.
4. Notwithstanding anything contained in the Agreement, based upon the Borrower's letter dated June 30, 2000 to the Bank and accompanying work sheet dated June 12, 2000, the Bank hereby agrees to waive the Borrower's failure to comply with the provisions of Subsections 9.23(l) and (m) of the Agreement as of
     June 30, 2000. This waiver is specifically limited to such covenants as of such date.
5. Borrower shall pay on demand all reasonable expenses and expenditures of the Bank, including, without limitation, reasonable attorneys' fees and expenses incurred or paid by the Bank in connection with this Amendment and all other documents delivered in connection herewith.
6. This Amendment has been duly executed and delivered by the parties hereto, and the Agreement, as amended hereby, and all other documents executed in connection with the Agreement and this Amendment, as amended, constitute legal, valid and binding obligations of the parties thereto in accordance with their terms.
7. The parties hereto confirm and agree that, except as modified or changed by virtue of this Amendment and the other documents delivered in connection herewith, the Agreement and the other documents executed in connection with the Agreement and this Amendment are and shall remain in full force and effect, and that the parties hereto each are and shall be entitled to all rights and interests and subject to all liabilities created thereunder and hereunder.

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8.     All  capitalized  terms  contained  in this Amendment shall have the same meanings  ascribed  to  them  in  the  Agreement.
9. This Amendment may be executed in one or more counterparts, each of which shall constitute one and the same Amendment.
     IN WITNESS WHEREOF, the parties hereunto set their hands and cause these presents to be signed by the authorized officers on the date and year first above mentioned.
     NEW  BRUNSWICK  SCIENTIFIC  CO.,  INC.


     BY:__________________________________



     FIRST  UNION  NATIONAL  BANK


     BY:__________________________________

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